                                                                   EXHIBIT 23.3

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the inclusion of our report dated December 30,1994 (and to all references to our firm) included in or made a part of Amendment No. 4 to Palmer Wireless, Inc.'s, Form S-1 registration statement.


                                        /s/ ARTHUR ANDERSEN LLP
                                        ARTHUR ANDERSEN LLP


Atlanta, Georgia
June 7, 1996

                                                                   EXHIBIT 23.3

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the inclusion of our reports dated September 29, 1995 related to the financial statements of Augusta Metronet, Inc. and Georgia Metronet, Inc. for each of the two years ended December 31, 1994 in this Registration Statement on Form S-1 of Palmer Wireless, Inc. and to all references to our firm included in this Form S-1.



                                                /s/ ARTHUR ANDERSEN LLP
                                                ARTHUR ANDERSEN LLP

Atlanta, Georgia
June 7, 1996

                                                                   EXHIBIT 23.3

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the inclusion of our report dated February 1, 1996, on the financial statements of USCOC of GEORGIA RSA #1, INC. as of December 31, 1995, and for the year then ended (and to all references to our Firm) included in or made a part of this Registration Statement.



                                                /s/ ARTHUR ANDERSEN LLP
                                                ARTHUR ANDERSEN LLP

Chicago, Illinois
June 7, 1996